EXHIBIT 24


                             POWER OF ATTORNEY

               I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4, under the Securities Act of 1933, as amended, and all amendments and post-

effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 26, 1999                       /s/ Zoe E. Baird
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(Date)

February 28, 1999                       /s/ John C. Beck
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(Date)

February 24, 1999                       /s/ Sheila P. Burke
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(Date)

February 5, 1999                        /s/ James I. Cash, Jr.
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(Date)

February 19, 1999                       /s/ Percy Chubb, III
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(Date)

February 19, 1999                       /s/ Joel J. Cohen
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(Date)

February 26, 1999                       /s/ James M. Cornelius
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(Date)

February 19, 1999                       /s/ David H. Hoag
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(Date)

February 22, 1999                       /s/ David B. Kelso
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(Date)

February 12, 1999                       /s/ Thomas C. MacAvoy
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(Date)

February 26, 1999                       /s/ Dean R. O'Hare
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(Date)

February 1, 1999                        /s/ Warren B. Rudman
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(Date)

February 29, 1999                       /s/ Sir David G. Scholey, CBE
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(Date)

February 25, 1999                       /s/ Henry B. Schram
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(Date)

February 11, 1999                       /s/ Raymond G. H. Seitz
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(Date)

January 25, 1999                        /s/ Lawrence M. Small
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(Date)

January 28, 1999                        /s/ James M. Zimmerman
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(Date)